SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 25, 2004
(Date of earliest event reported)

O.A.K. FINANCIAL CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-22461 (Commission File Number)	38-2817345 (IRS Employer Identification no.)

2445 84th Street, S.W. Byron Center, MI (Address of Principal Executive Office)		49315 (Zip Code)

Registrant's telephone number, including area code: (616) 878-1591

Item 7.    Financial Statements and Exhibits.

                Exhibit

                99.1   Press release dated June 25, 2004.

Item 9.    Regulation FD Disclosure.

        On June 25, 2004, O.A.K. Financial Corporation issued a press release announcing that the Board of Directors had declared a quarterly cash dividend of $.15 per share, payable July 30, 2004, to shareholders of record on July 9, 2004. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2004	O.A.K. FINANCIAL CORPORATION (Registrant) By /s/ James A. Luyk James A. Luyk Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1    Press Release Dated June 25, 2004.

EXHIBIT 99.1

June 25, 2004

FOR IMMEDIATE RELEASE

         OAK Financial Corporation Declares Quarterly Cash Dividend of $0.15 per share

Byron Center, Michigan – June 25, 2004 — O.A.K. Financial Corporation (OKFC), the holding company for Byron Center State Bank, announced that its board of directors declared a quarterly cash dividend of $0.15 per share, payable July 30, 2004, to shareholders of record on July 9, 2004.

OAK Financial Corporation owns Byron Center State Bank, which operates 12 branches in West Michigan, OAK Financial Services, a full service provider of investment and retirement products, and the Dornbush Insurance Agency, a provider of personal and commercial lines of insurance.

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For more information, please contact:
         Pat Gill, President & CEO at (616) 662-3113, or
         Jim Luyk, chief financial officer at (616) 662-3124
         OAK Financial Corporation, Byron Center, Mich.